Exhibit 99.1

AspenBio Pharma
Company Overview
“Advancing Medical Technology”

Lazard Medical Technology
Conference

February, 2010

Safe Harbor Statement
 Certain statements made in this presentation include historical information and forward looking actions that AspenBio Pharma anticipates based on certain assumptions. These statements are indicated by words such as “expect”, “anticipate”, “should” and similar words are indicating uncertainty in facts, figures and outcomes. While
 AspenBio Pharma believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such statements will prove to be correct. The risks associated with the company are detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and other reports filed by the
 Company with the Securities and Exchange Commission.

AspenBio Focus
Molecular Ingenuity Creating Novel Clinical Solutions!
•Blood based
•Rapid
•IP Protected
• Dedicated Instrument
and Consumables
Veterinary
Science
•Animals of economic
importance
•IP Protected
•Recombinant Protein
Drug platform
•Enhances reproductive
efficiency
AspenBio Pharma’s mission is to
be a leader in the development
and commercialization of
innovative products that address
unmet diagnostic and therapeutic
needs in both Human and Animal
Health.
Our Animal Health Division is
focused on therapeutic proteins
that support reproductive
efficiency in non-companion
animals.

Jan
•Announced Pivotal
Trial Results
•D Faulkner joined
ABP
•Reanalyzed PT
Data and decided
to file 510(k).
•Robert Caspari MD
joined Aspen
•Roth Health Care
Conference
•Engaged Becker and
Associates
March
July
May
Sept
June
April
Aug
Feb
Oct
•Formed Medical
Advisory Board
•AppyScore paper
approved and
presented at American
Academy of
Emergency Medicine
•Filed
510(k)
with FDA
•Completed initial
Priciing Analysis in
US and Europe
•Initiate Supplemental
Trials at 13 National
Institutions
•Completed Initial
Strategic Analysis of
Market Opportunity and
initial Business Plan
•Received letter from
FDA requesting
additional information
•Canaccord Health
Care Conference
•Dr. Andy Peters
Joined ABP, began
Strategic analysis of
AH Business
•Completed $8.8M
financing to support
development work.
•Greg Bennett joined
ABP
•Think Equity Health
Care Conference
•Rodman and
Renshaw and Baird
Health Care
Conference
•Spec.’s lock and
manufacturing
partnerships
formalized
•Lazard Health
Care Conference
2009 AspenBio Year in Review…
building for the future!
Nov

What is Appendicitis?
▪ Inflammation of the appendix usually
 resulting from a bacterial infection within the
 lumen.
▪ Late teens peak age group
Appendicitis is the Most Common Reason for Abdominal Surgery
Prevalence Data
 ▪ Effects 9% men and 7% women in
 their lifetime.
 ▪ More than 300K emergency
 surgeries in US/year

Current estimate ~320K appendectomies per year
 in the US*
8-10% of surgeries remove a normal appendix
 (~24,000)
Average of 18% of patients mis-diagnosed and
 sent home with appendicitis**
Many reports indicate 25-30% of appendicitis
 cases not diagnosed in time, resulting in
 perforated appendix & emergency surgery
Gynecological issues makes female diagnosis
 difficult resulting in 2x as many
 appendectomies as men, with ~ 50% eventually
 confirmed NOT having appendicitis
**Graff, et al, study
Diagnostic Process
Symptoms
Migratory right iliac fossa pain
Nausea / Vomiting
Anorexia

Signs
Tenderness in right iliac fossa
Rebound tenderness in right iliac fossa
Elevated temperature
Laboratory findings
Elevated WBC
Increased neutrophils

CT Scan
ED…quick decisions with imperfect information!
10M patients/year enter ED
w/Abdominal
pain
*CDC 2006 data

Trends in Appendicitis Management
1. Historically, appendicitis was a clinical
 diagnosis with a negative appendectomy
 rate (NAR) of ~16%.
2. In 1998, the use of CT was incorporated
 into the diagnostic algorithm.
3. Use of CT grows exponentially but
 incremental benefits are minimal.
4. Risks and limitations of CT identified;
 however few alternatives exist for ED
 physicians and surgeons.
Source: American Journal of Emergency Medicine (2008) 26, 39-44
CT being over-prescribed
 because of the lack of an
 effective “screening” alternative.

Despite Advances…
Cost
Cost for abdominal
CT ranges from
$200 - $2000****
Safety
0.4% - 2% of all cancers
in the US will be caused
by CT***
…There is a Need for a More Effective Screening Tool!
Sources:
 *American Journal of Emergency Medicine 2008; 26, 39-44
 **Surgery 2008;144:276-82
 ***N Engl J Med 2007;357:2277-84
****Emerg Radiol 2008;15:23-28 and Company estimates
Indiscriminant Use
CT in diagnosing
appendicitis is
overused with
diminishing
benefits ..**
CT initially reduced
Negative
Appendectomy Rate,
but trend flattened in
recent years.*

FDA Initiative to Reduce
Unnecessary Radiation Imaging
Exposure
February 2010
“ The National Council on Radiation
Protection estimates 67million CT
procedures in 2006.”
“The adult effective dose from a CT exam
of the abdomen…is equivalent to roughly
400 chest x-rays.”
“While CT scans make up app. 26% of
the imaging procedures…they contribute
89% of the total yearly exposure to
radiation from medical imaging.”
Studies “estimate that app. 29,000
cancers could be related to CT scans
performed in the US in 2007”
This new guideline speaks to the
strength of a test like AppyScore and
is attuned to today’s political, health
care cost and safety environments.

Our Science
Appendicitis Progression
Myeloid-related protein
(MRP) 8/14
AspenBio has patented this marker as a
“aid in evaluating Appendicitis”
AspenBio did exhaustive proteomics differential
screens and identified >400 up-regulated proteins in
diseased appendix tissue.

How AppyScore Fits in the Workflow
Patient
experiencing acute
abdominal pain
Emergency
Department
10.3 M Patients
X
AppyScore
Standard Lab
Workup
5.6 M Patients
Abdominal CT
1.5 M Patients
Appendectomies
320k Patients
256 k CT’s
Other Diagnosis
6.4M Patients
1.2 M CT’s
X
+
Idiopathic
3.6M Patients
0 CT’s
Source: Calendar year 2005-2006 visits from the National Hospital Ambulatory Care Survey (NHAMCS).
Counts are annualized over the two-year period.
Patient
experiencing acute
abdominal pain
Emergency
Department
10.3 M Patients
Standard Lab
Workup
5.6 M Patients
Abdominal CT
2.5 M Patients
Appendectomies
320k Patients
256 k CT’s
Other Diagnosis
6.4M Patients
1.2 M CT’s
Idiopathic
3.6M Patients
1.0 M CT’s
Current Standard of Care
New Standard of Care with AppyScore
Opportunity to take out significant
portion of these CT Scans!
-

US Market Opportunity
US Market Estimates for Hospital Segment is 5.6 M Tests!
(Excludes Primary Physician, OB/GYN, and Urgent Care Channels)
AppyScore
will help
manage this
funnel!

Total Available Market
(TAM)Estimates
Based on 5.6M Tests in the US and Global IVD Market Share (Kalorama)
5.6
3.3
1.4
2.4
12.7

Product Acceptance and Value
Aspenbio engaged
PriceSpective, experts in
biopharmaceutical pricing
and value capturing
strategies
Utilizing the Appy product
specifications PS
conducted 32 interviews in
the US and 15 in main
European countries
Extensive
“blinded”
Interviews
Interviewees included many highly published key opinion leaders in their respective area of expertise including appendicitis management.

Market Research in the US and
EU Confirms the Need for AppyScore
 “There are problems with the whole system; CT scan with contrast is taking too long; it is a 5 hour ordeal. CT without contrast is much faster, but the sensitivity is low; most of radiologists don’t do that. There is a need for a more specific rule in/out test.”
        - ED Physician
“The current unmet need is in accuracy of diagnosis; it takes time to perform CT scan and the cost of CT is high.”
      - Surgeon
“Principal advantages of [test] will be better discrimination of patients who require surgical intervention from those who do not; reduced healthcare costs in achieving this better discrimination from fewer unnecessary surgeries, and less chance of medical errors.”
      - Lab Director
 “If they are accepted [by physicians] as necessary tests, we will cover them.”
       - Payer

Findings from PriceSpectives
Market Research
Physician value rating range from 2.5 to 7, with an
 average of 5.7 on the 1 to 7 scale
 ▪ The high ratings are based on convenience, a blood
 -based assay and clinical specificity
 ▪ The two lower ratings, were based on the desire for
 more information on patient demographics
Physicians say they would initially use it in
 patients that are more difficult to diagnose,
 …young children, women, and the elderly
Payers’ value rating ranged from 2 to 6.5 with an
 average of 4.5 on a 1 to 7 scale
Unprompted, payers state that they would not
 manage the use of the AppyScore™
 ▪ It would be included in bundled DRG payments
 ▪ Managing emergency care utilization is difficult
 because payers are reluctant to interfere in life-
 threatening situations
Very
Valuable
Not
Valuable
1
7
Physician Average (5.7)
4
Please rank the value of this product on a scale of 1-7, where 1 is not valuable at all and 7 is very valuable.
Max
Min
Payer Average (4.5)

AppyScore ELISA Trial Results*
Analysis of 15 other diagnostic tests
approved as an “aid in the diagnosis of…”
 •Sensitivity Ranges of 60-96%
 •Specificity Ranges of 32-100%
 •NPV Ranges of 80-96%
Our primary research indicated strong acceptance of the clinical utility of AppyScore.
Experts have indicated that identification of a low-risk patient group which can be observed without the need for CT, will be an important advance.
* Data are from AspenBio Clinical Trial in 2008 and represent the population in that study.

Regulatory Update and Milestones
• Initial trial was completed in Dec 2008. (Utilizing
 ELISA format)
 Trial Demonstrated:
 ✓ Fundamental analytical performance to be
 robust and repeatable
 ✓ Clinical utility that supports the intended use
 claim
• Original 510(k) filed in June 2009
• FDA requested additional data in August 2009 letter
• Supplemental trial commenced in July to provide
 additional data clinical data
• Interim analysis completed in January 2010 to
 confirm trial sample size at 800
• Expected completion of enrollment in March 2010
• Trial data analysis, study report and 510(k)
 submission in Q2 2010.
Probable label intended
 use:
“to be used to evaluate
 patients with abdominal
 pain suspicious for
 acute appendicitis”

Clinical/Regulatory Timeline
July 2009
Supplemental Study
First IRB approval
First Subject Enrolled
Trial Completed
1.Data base locked
2.Study Report drafted
Final Study Report
Submission of new
510(k) FDA
Q2 2010
Dates in Red based on current understanding of work/requirements
FDA
Clearance
of ELISA
2nd
half
2010
March 2010
1. 800 Patient Clinical Trial
2. 13 Academic sites
3. Central sample processing
4. Electronic data monitoring

Second-Generation Product
Assay Platform for Emergency
 Department or Central Lab
Simplified for operator use
Rapid results ~15 minutes
Product designed to significantly
 reduce operator dependence
Data captured and reported through
 hospital LIS interface
Designed to accept additional
 markers/assays
CE Marking enables early launch in
 Europe
Design Features

Second-Generation Product
Development Update
 ✓ Instrument manufacturing partner (LRE)
 ✓ Cassette development and manufacturing partner
 ✓ 37 instruments delivered
 ✓ Validation and certification work progress with clinical
 samples from company’s previous trial work.
 ✓ ELISA correlation study scheduled for Q1 2010
 European launch
 ✓ Evaluating RUO use of instrument
 for early revenue generation

Strategic Alliance with
LRE Medical, GmbH
• Aligns AspenBio with a proven leader…
 ✓ 40 years of experience in manufacturing
 medical devices
 ✓  Expertise in instruments for point of care and
 near patient testing
• Pioneer in developing diagnostic instruments
 for use in emergency and critical care
 settings
• Agreement solidifies relationship that began
 in 2008 and appoints LRE as the exclusive
 manufacturer.
• ISO 13485 certified and registered with FDA
 as a manufacturer for medical devices

“Build a Company”
• Market own brand
• Build/Lease sales force
License
• Assay adapted for
 other platforms
Sales & Distribution
 Partnership
• Marketing partnerships
Commercial Options
Value
Drivers
Support
Option A
A
B
C
• Target Market easily reachable with
 moderate sized sales force.
• Top 30 US metropolitan areas
 represent >40% of US Market.

Key Statistics: APPY (NASDAQ CM)

Mrq estimates as of Sept 2009
Stock Price (2/16/10)	$2.04
Avg. Daily Vol. (3mo.)	150,000
Shares Out. (mrq)(1)	37.5M
Fully-diluted(1)	42.2M
Public Float, est. (1)	34.6M
Institutional Holdings, est. (1)	48%
Insider / 5% Holders, est. (1)	20%
Cash & Equiv. (est. 2/10)	~$12M
Total Assets (mrq)	$15.7M
Total Liabilities (mrq)	$6.5M

Cash Burn Avg. (3 mo.)	~$1.2M
(mrq) - most recent reported quarter
(1) As adjusted for Oct. ‘09 Public Offering

Key Milestones
• Complete Clinical Trial
• Finalize Study Reports and file
 510(k)
• Achieve ELISA clearance
• Reader/Cassette
 • Complete development
 • Initiate trials
 • CE Marking
 • Possible Launch in Europe
• Finalize US commercial launch plans
2010
Next Year…
Consistently executing towards commercialization!
US Launch of
AppyScore

Significant
Appendicitis
Domain
Expertise
AspenBio has built a solid foundation
for success…

Clinical/Regulatory
Support Team
Medical Advisory Board
and
Emergency Medicine
Expert Panel
13 Established
Emergency Medicine
Clinical Sites
Extensive Pre-Clinical
and Clinical Trial
Database and Sample
Repository
Robust and Expandable
Assay Platform

Daryl J. Faulkner  Chief Executive Officer, Executive Chairman and Director
Daryl Faulkner has more than 25 years experience in developing and commercializing medical devices, drug and drug delivery systems, life science research tools and molecular diagnostics. He most recently served as president, CEO and member of the board of directors of Digene Corporation, acquired by Qiagen in July 2008. He has continued to serve as a consultant to Qiagen. Prior to joining Digene, Mr. Faulkner spent eight years with Invitrogen (now merged as Life Technologies Corp., a Nasdaq-traded company) . Mr.
Faulkner’s career also includes15 years with the Fortune 100 company Abbott Laboratories. Mr. Faulkner currently serves as a member of the board of directors of Osmetech, an emerging molecular diagnostics company.
Greg Bennett  Vice President of Product Development and Manufacturing
Mr. Bennett has 25 years in product design and development focused in cassette and instrument test formats, including point-of-care (“POC”) and home test products. He recently served as general manager of Cholestech’s operations following the company’s acquisition by Inverness Medical Innovations, Inc.,. At Cholestech, Mr. Bennett served as vice president of research and development where he was responsible for the development and launch of its cholesterol instrument and cartridge system for POC use. Prior to his six years with Cholestech / Inverness, Bennett spent 12 years with LifeScan, Inc., a Johnson & Johnson Company, where he served in increasing levels of responsibility and lastly as director of process development engineering. At LifeScan, he led the group responsible for the process development, scale-up and commercialization of several blood glucose monitoring devices. Bennett earned his B.S. in Mechanical Engineering from the University of Wisconsin, and has received specialized training in Process
Excellence/Six Sigma and Stanford Executive Training - Corporate Finance and Portfolio Management.

Robert F. Caspari, MD Chief Operating Officer / Chief Medical Officer
Robert Caspari has more than 25 years of experience in drug and diagnostic product development and commercialization. He most recently served as CEO of Living Cell
Technologies, a publicly traded biotech company focused on cellular therapy for Type I diabetes and neurological disorders. He was previously president and CEO of Aurogen, a privately held biotech company involved in drug development for neurological disorders. Dr. Caspari has also served as senior vice president of commercial operations and medical affairs at Myogen (now a unit of Gilead Sciences, traded on the Nasdaq), and as vice president and general manager of biopharmaceuticals at Novo
Nordisk Pharmaceuticals. Dr. Caspari received a B.A. in psychology from UCLA and his medical degree from Georgetown University.
Jeffrey G. McGonegal Chief Financial Officer
Jeffrey McGonegal joined AspenBio Pharma as CFO in 2003. He has more than 30 years experience in accounting and developing public companies. Mr. McGonegal devotes limited time to PepperBall Technologies, Inc. as its CFO. Mr. McGonegal serves as Senior Vice President — Finance of Cambridge Holdings, Ltd., with limited activities. Since
1997, Mr. McGonegal has served as Managing Director of McGonegal and Co., a company engaged in providing accounting and business consulting services. For 23 years he was in accounting with BDO Seidman LLP and his last position with that firm was managing partner of the Denver, Colorado office . Mr. McGonegal graduated from Florida
State University with a B.A. in accounting
Gregory Pusey  Vice Chairman / Vice President Investor Relations
Gregory Pusey became a director of AspenBio Pharma, Inc. in February 2002, Chairman in May 2003 and in January 2009 became the Vice Chairman , a newly created position.
Mr. Pusey has been helping develop and advance small public companies for approximately 30 years. Mr. Pusey is  a director (previously Chairman ) of PepperBall Technologies,
Inc., a publicly held provider of non-lethal technology.  Since 1988, Mr. Pusey has been the President and a director of Cambridge Holdings, Ltd. which has limited activities.. Mr. Pusey graduated from Boston College with a BS degree in finance.

Mark Colgin, PhD  Chief Scientific Officer
Mark Colgin was appointed Chief Scientific Officer of the Company in February 2009. Dr. Colgin joined the Company in September 2000 and served as Director of Recombinant
Technology until he was promoted to Chief Scientist in January 2003.  Prior to joining the Company, his areas of research included the characterization and artificial synthesis of spider silk proteins, regulation of gene expression, neurovirology and gene delivery systems.  Dr. Colgin received a B.S. in Biochemistry and a Ph.D. in Molecular Biology from the University of Wyoming.
Executive Team
Andy Peters, PhD  Vice President of Animal Health
Dr. Peters owns a consultancy company, Arpexas Ltd, providing support to the animal health Industry. He is also a the Director Translational Research, Royal School of Veterinary
Studies, University of Edinburgh. He has also acted as Chief Scientific Adviser to GALVmed, a charity dedicated to provision of medicines for poor livestock farmers in developing countries. Until November 2005 Dr. Peters was Head of European vaccine R&D with Pfizer Animal Health, during which time he acquired extensive multicultural leadership experience. Between 1993 and 1998 he was Professor of Animal Health and Production at the Royal Veterinary College, University of London and previously Regulatory Manager with Hoechst Animal Health. Dr. Peters is a member of the UK Veterinary Products Committee and of the DEFRA Advisory Committee on Releases (GMO’s) into the Environment.
He is veterinarian with PhD and DSc degrees in animal science and holds a special Professorship with the University of Nottingham. Dr. Peters has published some 145 papers in physiology, animal science and vaccine development and has been a frequent speaker at scientific and industry conferences. Dr. Peters has also published two books viz.
Reproduction in Cattle and Vaccines for Veterinary Applications.

Medical Advisory Board
David Flum, MD, MPH is a leading gastrointestinal surgeon and outcomes researcher at the University of Washington.  He holds the rank of
Professor in the Schools of Medicine and Public Health and serves as the Director of the Surgical Outcomes Research Center (SORCE)
at the University of Washington.  He has a Masters in Public Health in the field of health services research.  Dr. Flum serves as Medical Director of the Surgical Care and Outcomes Assessment Program (SCOAP), a quality of care improvement program providing hospital-specific data feedback and best practices regarding processes of care and outcomes across the Pacific Northwest.  He is also one of the Principal Investigators of the Longitudinal Assessment of Bariatric Surgery (LABS) study-the first NIH-funded study in bariatric surgery aimed at addressing fundamental issues in the field.  He is the contributing editor for surgery at the Journal of the American Medical Association, serves on the editorial board of the journal Surgery for Obesity and Related Disease, and is a member of the Executive Leadership of the American College of Surgeons Research
Committee.
Douglas K. Owens, MD, MS is a general internist and a Professor of Medicine and of Health Research and Policy at Stanford University,
where he directs the Program on Clinical Decision Making and Guideline Development at the Center for Primary Care and Outcomes Research
(PCOR).  Dr. Owens also directs the Stanford University-UCSF Evidence-Based Practice Center funded by the Agency for Healthcare Research and Quality (AHRQ).  Dr. Owens’ research interests include diagnostic test evaluation, evidence synthesis, technology assessment, cost-
effectiveness analysis and guideline development.  Dr. Owens has been principal investigator on grants funded by the National Institutes of
Health, the Agency for Healthcare Research and Quality, and the Centers for Disease Control and Prevention (CDC), among others. From 2005 to 2009, Dr. Owens was Chair of the Clinical Efficacy Assessment Subcommittee (CEAS) of the American College of Physicians (ACP), which develops clinical practice guidelines for the ACP.  Dr. Owens is a past President of the Society for Medical Decision Making. He was elected to the American Society for Clinical Investigation (ASCI), and the Association of American Physicians (AAP), societies that recognize excellence in clinical research.
David A. Talan, MD, FACEP, FIDSA is Chairman of the Department of Emergency Medicine and faculty in the Division of Infectious
Diseases at Olive View-UCLA Medical Center, and Professor of Medicine in Residence at UCLA School of Medicine. He is a Fellow of the
American College of Emergency Physicians and the Infectious Diseases Society of America, and a member of the Society for Academic
Emergency Medicine and the American Society for Microbiology. Dr. Talan received his medical degree from the University of Illinois Medical
College in Chicago. He completed his residencies in Internal and Emergency Medicine and fellowship in Infectious Diseases at the University of
California Los Angeles (UCLA) and its associated medical centers. He is board certified in Internal Medicine, Emergency Medicine, and Infectious
Diseases. Dr. Talan serves on the editorial boards of the Annals of Emergency Medicine, Emergency Medicine News, and Pediatric Emergency
Care and is a reviewer for Clinical Infectious Diseases, Journal of the American Medical Association, and The Medical Letter.
Steven E. Wolf, MD is the Bob and Betty Kelso Distinguished Chair in Burn and Trauma Surgery, Vice Chairman for Research and
Professor in the Department of Surgery at the University of Texas Health Science Center at San Antonio (UTHSCSA). He serves as Chair for the Institutional Review Board UTHSCSA.  He is Burn Surgeon and Chief of Clinical Research at the United States Army Institute of Surgical
Research at Fort Sam Houston and Pediatric Burn Program Director at University Hospital.  Dr. Wolf received his medical degree from UTMB
Galveston and completed his post graduate training at the University of Missouri-Kansas City and at Shriners Hospital for Children in Galveston.
Dr. Wolf has previously held the position of Director of the US Army Institute of Surgical Research Burn Center at Brooke Army Medical Center
and Assistant Chief of Staff at Shriners Hospital for Children.  He has authored over 150 peer reviewed publications and is nationally and internationally recognized for his work in burn and trauma care and regenerative medicine.  Dr. Wolf received the 2009 Health Care Heroes
Outstanding Physician Award. Dr. Wolf is Editor-in-Chief of Burns and on the editorial boards of Journal of Burn Care and Rehabilitation and
Surgery News.